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                                  EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 25, 2000 for the year ended December 31, 1999, included in Knology, Inc.'s Annual Report on Form 10-K.

/s/ Arthur Andersen LLP

Atlanta, GA
April 10, 2000